EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Greg L. Armock
Greg L. Armock

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ James A. Bosserd
James A. Bosserd

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Keith D. Brophy
Keith D. Brophy

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Jack G. Hendon
Jack G. Hendon

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Paul L. Johnson
Paul L. Johnson

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Bradley F. McGinnis
Bradley F. McGinnis

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Nels W. Nyblad
Nels W. Nyblad

LIMITED POWER OF ATTORNEY

The undersigned, in her capacity as a director of ChoiceOne Financial Services, Inc., does hereby appoint KELLY J. POTES, THOMAS L. LAMPEN and MARY J. JOHNSON, and any of them severally, her attorney or attorneys with full power of substitution to execute in her name, in her capacity as a director of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Roxanne M. Page
Roxanne M. Page

EXHIBIT 24

LIMITED POWER OF ATTORNEY

The undersigned, in his capacity as a director and as an officer of ChoiceOne Financial Services, Inc., does hereby appoint THOMAS L. LAMPEN and MARY J. JOHNSON, and each of them severally, his attorney or attorneys with full power of substitution to execute in his name, in his capacity as a director and as an officer of ChoiceOne Financial Services, Inc., a Form S-4 Registration Statement of ChoiceOne Financial Services, Inc. relating to its shares of common stock to be issued pursuant to the Agreement and Plan of Merger between ChoiceOne Financial Corporation and County Bank Corp, dated as of March 22, 2019, as that Agreement and Plan of Merger may be amended from time to time, and any and all pre-effective or post-effective amendments and supplements to such Registration Statement, and to file the same with all exhibits thereto and all other documents in connection therewith with the Securities and Exchange Commission.

Date: May 22, 2019	/s/ Kelly J. Potes
Kelly J. Potes